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                                                                  EXHIBIT 10(vi)

January 7, 1997



Receptagen Ltd.
190 W Dayton
Suite 101
Edmonds, WA 980


Dear Sirs:

               Re: Receptagen Ltd. ("Receptagen" or the "Company")

         This letter, together with the attached schedules, is a follow-up to our letter dated December 16, 1996 and will serve to summarize our discussions in Palm Beach on December 30, 1996.

         We would ask you to signify your agreement to the terms outlined in the attached term sheet by signing the enclosed duplicate copy of this letter prior to January 8, 1997 at 10:00 A.M. (Palm Beach time). Upon receipt of the executed letter, we shall prepare the necessary News Release together with you. We shall then instruct our respective legal counsel to prepare the appropriate documentation and obtain the necessary approvals and/or exemptions from the shareholders and the regulators.

Yours truly,

INTERUNION FINANCIAL CORPORATION


 /s/   Georges Benarroch
-------------------------
Georges Benarroch
President and C.E.O.
                                         Accepted this 19th day of January 1997

                                                           Receptagen Ltd.

                                         Per:    /s/   Warren Wheeler
                                             -----------------------------

Encls.: Schedules "A", "B", "C"


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                                  Schedule "A"


                         RECEPTAGEN LTD. ("Receptagen")

                              RECAPITALIZATION PLAN



PROPOSED RESTRUCTURING:
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
         ROLLOVER OF DEBT:                  All trade creditors, excluding: the University of
                                            Washington and the National Research Council, the
                                            Biomedical Research Centre (BRC) at the University of
                                            B.C., and the Brooklyn Health Service Center at the
                                            State University of New York, agree to exchange debt
                                            of approximately C$7,000,000 for InterUnion Financial
                                            Corporation ("IUFC") shares.  (Terms as outlined
                                            below).

         BRIDGE FINANCING:                  IUFC will guarantee a commitment from New
                                            Researches Corp. ("NRC") to make available to
                                            Receptagen up to C$300,000, starting immediately
                                            upon completion of the due diligence, but not later than
                                            January 25, 1997.  The proceeds of the bridge
                                            financing will be disbursed by IUFC upon instructions
                                            from Receptagen.  This credit facility will be
                                            exchangeable for a convertible debenture of
                                            Receptagen.

         PRIVATE PLACEMENT:                 Receptagen to complete a Private Placement of Special
                                            Warrants for aggregate proceeds of up to C$2,500,000.
                                            (Terms as outlined below)

         BOARD OF DIRECTORS:                As agreed by the Company and IUFC; IUFC will have
                                            a minimum of one nominee on the Board of directors.

         DUE DILIGENCE:                     To commence immediately

         EXPENSES AND
         LEGAL FEES:                        To be paid by Receptagen

         CLOSING DATE:                      February 14, 1997
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ROLLOVER OF DEBT:

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
         TRANSACTION #1:

         AMOUNT:                            Approximately C$7,000,000

         CONVERSION OF DEBT:                Trade creditors will receive C$0.10 per C$1.00 in IUFC
                                            Common Shares under Regulation "S".

         PRICE OF
            COMMON SHARES:                  US$5.00 per IUFC Common Share

         NUMBER OF
           COMMON SHARES:                   Approximately 105,000 IUFC Common Shares



         TRANSACTION #2:

         ROLLOVER OF DEBT:                  IUFC will receive C$0.10 per C$1.00 of debt.

         CONVERSION OF PRICE:               Maximum discount allowed by the Toronto Stock
                                            Exchange but not greater than C$0.07 per Common
                                            Share

         NUMBER OF
              COMMON SHARES:                Approximately 9,300,000 Common Shares of
                                            Receptagen together with the same number of Common
                                            Share Purchase Warrants ("Units 'A'")

         QUALIFICATION:                     All the Units 'A' will qualify under the Prospectus to be
                                            filed with the Ontario Securities Commission, as
                                            outlined in Schedule "C".

         ADVISOR:                           Credifinance Capital Inc.

         ADVISOR'S FEE:                     10% of the amount of the debt, payable by Receptagen

         CLOSING DATE:                      January 25, 1997
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                                  SCHEDULE "B"


                                 RECEPTAGEN LTD.



BRIDGE FINANCING:

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
         AMOUNT:                            Up to C$300,000 in the form of a revolving credit
                                            facility, exchangeable into a convertible debenture of
                                            Receptagen.

         CONVERSION OF
           THE LOAN:                        IUFC will convert the amount of funds advanced to the
                                            Company into Receptagen Common Shares together
                                            with the same number of Common Share Purchase
                                            Warrants ("Units 'B'").  The exercise price of the
                                            Warrant will be the same as the conversion price.  The
                                            Units "B" underlying the convertible debenture will be
                                            qualified by way of Prospectus.

         CONVERSION PRICE:                  C$0.07 per Common Share

         NUMBER OF
           COMMON SHARES:                   Up to 4,285,000 Common Shares

         NUMBER OF WARRANTS:                Up to 4,285,000 Warrants

         COMMENCEMENT DATE:                 Immediately upon finalizing due diligence, but not later
                                            than January 25, 1997.

         SECURITY:                          General Security Agreement on the assets of the
                                            Company and Undertaking from the Company and its
                                            subsidiaries in a form acceptable to the Lender and its
                                            legal counsel.  The Security will specifically include all rights to Receptagen's intellectual property.

         ADVISOR:                           Credifinance Capital Inc.

         ADVISOR'S FEE:                     10% of the amount of the line of credit, in cash
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                                  SCHEDULE "C"

                                 RECEPTAGEN LTD.

PRIVATE PLACEMENT OFFERING
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
         ISSUER:                    Receptagen

         OFFERING:                  Private Placement of o Special Warrants

         AMOUNT:                    Up to C$2,500,000

         OFFERING PRICE:            - per special warrant The Offering Price will be the closing market price of the Common Shares of the Company on the Toronto
                                    Stock Exchange for the business day immediately prior to the
                                    Company's press release announcing the warrant restructuring less the maximum discount allowed.

         USE OF PROCEEDS:           The proceeds will be used to fund research and development.
                                    Pending use for these purposes, the proceeds will be added to the working capital of the Company.

         TERMS OF
           DISBURSEMENT:            The offering is subject to the Company converting its trade payables into Common shares of IUFC.  Funds will be
                                    disbursed to the Company only if creditors of Receptagen
                                    accept the terms of conversion of the Company debt.

         LISTING:                   The Common Shares of the Company are listed on the
                                    Toronto Stock Exchange (symbol "RCG")

         JURISDICTION:              Ontario and such other jurisdictions as agreed to by the
                                    Company and the Agent.

         MINIMUM                    -Special Warrants
           SUBSCRIPTION:            ($- per purchaser)

         SPECIAL WARRANTS:          Each Special Warrant will be exercisable, without payment
                                    of additional consideration, for one Unit 'C', with each Unit
                                    'C' consisting of one Common share of the Company and one
                                    transferable Share Purchase Warrant exercisable into one common share at C$o per common Share for two years.

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
PROSPECTUS FILING:                  The Company and the Agent agree to prepare and file a final prospectus (the "Prospectus") for the Common Shares to be
                                    issued upon the exercise of the Special Warrants with the
                                    Ontario Securities Commission and the Company agrees to
                                    use its best efforts to obtain receipts therefor on or before 5:00
                                    P.M. (Toronto time) on o, 1997 (the "Qualification Date").

EXERCISE OF
 SPECIAL WARRANTS:                  The purchaser will be entitled to exercise the Special Warrants for Common Shares at any time or prior to 5:00 p.m. (Toronto time) on the earlier of (I) the sixth business day following the date that a receipt is issued for the Prospectus by the Ontario
                                    Securities Commission and (ii) o, 1997 (the "Expiry Date").
                                    Any Special Warrants not exercised by the Expiry Date shall be deemed to be exercised by the holder thereof, without
                                    further action on the holder's part immediately prior thereto.

PENALTY:                            If the Prospectus is not filed and receipts issued therefor by the
                                    Ontario Securities Commission on or before the Qualification
                                    Date, each Special Warrant shall be exercisable for 1.1 Common
                                    Share without payment of additional consideration.

AGENT:                              Credifinance Securities Limited

AGENT'S COMPENSATION:               7.50% of the total gross proceeds realized by the Company
                                    upon the sale of the Special Warrants.

AGENT'S WARRANTS:                   Subject to entering into a standard agency agreement (which will be subject to standard industry outs), the Agent will receive a two year non-transferrable warrant to buy that number of
                                    Common Shares of the Company that is equal to 10% of the
                                    number of Common Shares forming part of the Units issuable on exercise of the Special Warrants sold pursuant to the
                                    Offering.  The exercise price of the Warrant shall be that of
                                    Offering Price.

CLOSING DATE:                       February 14, 1997 or such other date as agreed by the
                                    Company and the Agent.
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